UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6511

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Item 1. Reports to Stockholders.

(a)

Grizzle Growth ETF (GRZZ)

ANNUAL REPORT

July 31, 2022

Grizzle Growth ETF

Table of Contents

Management’s Discussion of Fund Performance (Unaudited)	2
Shareholder Expense Example (Unaudited)	13
Performance Overview (Unaudited)	14
Schedule of Investments	15
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28
Review of Liquidity Risk Management Program (Unaudited)	29
Supplemental Information (Unaudited)	30
Trustees and Officers of the Trust (Unaudited)	31
Privacy Policy (Unaudited)	33

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited)

The Grizzle Growth ETF launched on December 16, 2021. For the fiscal period ended July 31, 2022, the Grizzle Growth ETF (GRZZ) was down 4.47%. Compared to its benchmark, the S&P 500 Index, the portfolio outperformed by 6.24%.

The top contributing sectors for the fiscal period ended July 31, 2022, were the energy and materials sectors. The top detracting sectors were in information technology and communication srvices. Sociedad Quimica y Minera de Chile (SQM) and Comstock Resources (CRK) were the top contributing stocks. Meta Platforms (META) and Netflix (NFLX) were the top detracting stocks.

Performance

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED JULY 31, 2022
Total Returns	3 Months	6 Months	Calendar Year to Date	Since Commencement (12/16/2021)
Grizzle Growth ETF—NAV	-0.68%	1.19%	-6.99%	-4.47%
Grizzle Growth ETF—Market	-0.57%	1.27%	-7.61%	-4.43%
S&P 500 Index	0.39%	-7.81%	-12.58%	-10.71%

Holdings Review

The Grizzle Growth Fund outperformed its benchmark in the fiscal period driven by positions in the energy, materials and utilities sectors. The top contributors to fund performance since inception has been Sociedad Quimica y Minera de Chile (SQM). This position benefited from very strong demand growth for battery storage solutions in the automotive, energy generation and consumer electronics industries. Demand for batteries has translated into growing demand for lithium, a critical raw material in all of the most popular battery chemistries. Lithium demand looks set to continue exceeding supply for at least the next 2-4 years and the world attempts to move away from fossil fuels and towards renewable generation and storage of energy.

Four of the next five positions that contributed the most upside to the fund were in the energy sector, focused on the extraction of oil and gas. Comstock Resources (CRK), EQT Corp (EQT), Shell Plc (SHEL) and Range Resources (RRC) are all benefitting from energy shortages caused by chronic global underinvestment in the extraction of oil and gas. Due to government driven green initiatives and the failure of the energy industry to generate attractive profits over the past two decades, investors are refusing to fund additional drilling while also putting pressure on management teams to prioritize returns of capital over capital investment. The Russia-Ukraine conflict has also taken supply off the market supporting higher prices for oil and gas globally. We have chosen to own primarily U.S. gas producers within energy to take advantage of the price difference between U.S. and international gas, which we believe will eventually converge.

The second largest contributor to performance this year was NextEra Energy (NEE). NextEra is a southeastern utility with a significant and growing weighting to renewable power generation. Our purchase coincided with a relative and absolute selloff in the stock that was not supported by fundamental results in our view. NextEra rebounded strongly after our purchase driven by news of additional government renewable energy subsidies and a continued focus by the Biden administration on the growth of renewable energy in the power generation and transportation sectors.

The largest detractors from portfolio performance for the period were Meta Platforms (META) and Netflix (NFLX). Meta’s aggressive pivot to building the Metaverse, which coincided with ad tracking changes from Apple that impacted targeting and profits, hurt confidence in the long term sustainability of the business. META is investing heavily in building both the hardware and software that will drive adoption of the Metaverse for both work and play. META is our largest contrarian position in technology as we believe the current valuation, the lowest since the company went public, already prices in skepticism about the future of the company. As META works through recent shifts in the advertising market and optimizes Instagram to take on Tiktok, we believe continued growth in both revenue and profits will lead to a rerating of the stock, even without the Metaverse bet paying any fruit in the short term.

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

Netflix underperformed this year as subscriber growth declined for the first time ever and investors began to ask if the level of content spend was sustainable and if it would lead to the expected level of long term profitability. We initially purchased Netflix as we thought the valuation looked attractive and growth would resume. When the next quarter brought more bad news on subscriber growth and a significant change in strategy from management towards advertising, we decided the valuation no longer adequately compensated us for uncertainty around sustainable profit margins and the future monetization strategy.

Macro Outlook & Portfolio Positioning

Since the launch of the ETF (December 2021) we’ve held the view that the current market environment is one of extreme difficulty akin to a double black diamond ski run; being nimble both on defense and offense will be the greatest source of alpha, while hubris being the greatest detractor.

The market is crowded with fundamentalists – from Buffett value investor acolytes who shun technology to science fair growth investors who insist robotaxis could add $26 trillion to global gross domestic product (GDP).

We strive to be humble realists; we believe investing in disruption with a valuation lens is the optimal risk-reward for growth investors. Additionally, we understand the inherent value of natural resources in a futurist context. There is no electric vehicle revolution without an abundant supply of lithium and copper, and we can’t integrate renewables without a stable base load like natural gas.

It must be noted that a vast majority of investors have never dealt with the havoc that inflation can inflict on their portfolios or their daily lives, it’s uncharted territory. It’s not a coincidence that the last 40 years of falling interest rates and tame inflation was a boon for passive investing strategies. We believe that we’ve entered a new era in the market where active investing has the potential to add significant value over passive indices.

Positioning

As the macro-outlook for growth equities deteriorated in early Q1 we significantly reduced our exposure to growth stocks with higher valuation multiples within the portfolio; we reinvested proceeds into our energy transition positions – specifically natural gas and lithium producers.

In the current market environment, we believe the GRZZ ETF is best positioned utilizing a barbell portfolio approach of energy and growth stocks.

For the energy pillar of the Fund we believe the structural demand opportunity for natural gas is significant, the near-term opportunity to replace Russian BTUs is clear and in the medium to long-term we believe natural gas serves as an optimal transition fuel to lower emissions.

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

The weight of the energy sector as a percentage of the S&P 500 is hovering at multi-decade lows, we believe the relative market cap value of energy versus the market will increase over the coming years driven by tight supply and higher fundamental profitability.

S&P 500 Energy Sector
Market Cap % Weighting Of S&P 500

For the growth pillar of the Fund, we own a combination of large-cap technology leaders and potential emerging disruptors trading at what we believe are reasonable valuations.

A clear sign of investor capitulation for growth equities is the percentage of companies trading below cash, the U.S. market is currently sitting at 12%, this is above the peak in 2009 and 2002.

Companies Trading Below Cash & Short-Term Investments

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

Inflation

Grizzle Investment Strategist, Chris Wood, has highlighted the point that inflation is a regressive tax that hurts the poorest households the most, something the Federal Reserve understands well. In a speech in April Fed governor Lael Brainard put particular emphasis on the socially regressive impact of inflation, noting that lower-income households spend 77% of their income on necessities compared to 31% for higher income households.

Chris notes that when Fed Governor Paul Volker took over in August of 1979 CPI was running at 11.8%. He then raised the federal funds rate by about ten percentage points in six months in both 1979 and 1980 and imposed real rates of 9% on the American economy.

U.S. Real Fed Funds Effective Rate Deflated by CPI

The US Real Fed Funds rate currently sits at -7.5%, a repeat of what happened under Volcker would mean federal funds at 18%. Chris isn’t predicting such an interest rate outcome at this juncture but only pointing out what the consequences will be if the Fed really chooses to fight inflation properly.

Central banks are in a corner, as the financial consequences of higher government bond yields becomes more evident in terms of the rise of governments’ debt servicing costs in the context of the massive increase in government debt since 2008, a process further accelerated by the policy response to the pandemic.

U.S. total government debt, for example, has risen from $9.5tn or 65% of GDP at the end of 2Q08 to US$30.4tn or 129% of annualized GDP at the end of Q1 2022. This overleveraged dynamic could result in the Fed re-engaging in financial repression by imposing yield curve control by fixing the price of longer-term bonds.

U.S. Government Debt as a Percent of Annualized GDP

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

Renewable Energy & War

The politically driven process of transitioning to a green economy via renewables is inflationary and therefore a regressive tax in practice, while the conduct of war is just plain inflationary.

The Russia Ukraine war has delivered a potentially long-lasting inflationary supply shock, as Russia is a major producer of energy, industrial and agricultural commodities, for the world economy.

Russia is playing hardball with Europe; Russian natural gas exports have sunk to an all time low at a critical juncture when storage tanks are typically refilled to prepare for winter (graph below from Joey Politano – Apricitas Economics).

The coming winter in Europe will in our view highlight the significant energy shortage the continent faces and will therefore keep energy prices well bid until the supply deficit can be rectified – a multi-year process.

Europe’s Natural Gas Crisis

Russian Natural Gas Exports to the EU
Daily Import Volumes, Weekly Average (TWH)

Digitization

The digitization of the physical world is one of the largest and most exciting investment opportunities in our view. However, we believe a sharp focus on valuation remains key to avoid the volatility that naturally comes with investing in a rapidly growing industry filled with uncertainty. Overvaluation has been a key concern in 2022 and we’ve seen the irrationally exuberant prices of the COVID era quickly normalize.

EV/NTM Revenue Multiples

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

The forward estimate of enterprise value to EBITDA, a measure of cashflow, for the entire cloud software group is currently at 6.2x, 20% below the pre-covid average. Keep in mind cloud software is so new that most of the companies in the index were not around for the last recession in 2008.

With stock prices across the sector off 50%-60% from the 2021 highs, cloud software multiples have largely bottomed in our view. Even with this view we remain underweight cloud software as there remains a risk that corporations cut back on technology budgets as GDP slows, denting revenue for cloud companies and causing them to underperform the market.

As discussed earlier we own both technology leaders as well as the potential disruptors. With valuations very reasonable across big tech and forward earnings likely to hold up better than for smaller cloud companies, we are overweight leaders like Google, Amazon, Adobe and Meta to name a few.

Cloud software stocks underperformed the Nasdaq by 8%-15% in the second quarter and remain at premium prices with the most expensive tier at a forward price/sales of 10x-20x compared to 2x-8x for large tech leaders.

Q2 Performance

Energy Transition

We remain very constructive on the investment theme we call energy transition. At its core the opportunity stems from the investment community’s all or nothing approach to investing in global warming mitigation. ESG and growth investors have arbitrarily decided that funding the renewable end product only (electric vehicles, solar, wind and battery storage tech) while cutting off capital to traditional sources of energy and the renewables supply chain is the right response. We think the spike in energy prices and recent supply shortages prove this is the wrong approach.

With energy demand still growing, the world needs to ensure a ready supply of cleaner fossil fuels, think natural gas over coal, to meet that demand until renewable energy can take over. Adequate investment in the materials needed to build our renewable future is also key to avoid price spikes, shortages and elongated construction timelines that could discourage consumer and government adoption.

We believe the market is only two years into an energy transition that will last past the end of this decade or longer.

In the second quarter we spent a significant amount of time evaluating the risk of a recession to energy stock prices vs the reality of shortages, structural underinvestment and market leading free cashflow yields. We now believe that owning certain energy transition stocks through a recession will still lead to market outperformance over a 1-2 year period. Our thought process is summarized below.

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

The world we find ourselves in is a world not spending nearly enough on drilling for oil & gas. The industry has typically spent 70-80% of cashflow on finding and producing new supply over the last 30 years. We are at 35% today. This is far too little to meet demand growth.

S&P 500 Energy CapEx as % of Operating Cash Flow

Looking at the most recent data in the U.S., management teams are in no hurry to quickly ramp up drilling budgets, even with mountains of fee cashflow to reinvest. The increase in U.S. rigs has basically stalled in July showing producers are still worried about the economic and political uncertainty.

Weekly % Increase in Oil + Gas Rigs (U.S.)

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

Not to mention both oil and gas rig counts are still down 30% from before COVID, while production per rig has not increased meaningfully and drilling costs are expected to rise as much as 20% in 2022. The industry is far from putting out the same level of production with 30% less rigs.

Total Rig Count

Looking at the inventory of wells that can be drilled on short notice in the U.S., we see a similar picture of shortages. Drilled but uncompleted wells (DUCs) per active rig are 40% lower than what we see in a normal year like 2019. US Shale is the most responsive source of energy in the world, so given the lack of increased spending and well inventory shale isn’t bailing out the world anytime soon. Even if budgets explode tomorrow, labor issues and a lack of DUCs mean we are 9-12 months from seeing the supply response.

Uncompleted Wells per Drilling Rig (U.S.)

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

Global oil & gas in storage has been falling all year and is very low across the globe. Low tanks are very important because they tell us even if a recession kills demand for 12 months, tanks may not refill enough to provide the buffer we need to deal with supply shortages that are likely to continue afterward. A recession can help inventories recover but it usually makes any supply shortage worse by incentivizing further cutbacks in activity.

Observable Oil Inventories (million bbl)	OPEC+ Spare Capacity Incl. forecast (mb/dv)

Looking at 2008, energy investors who bought after the first 20% selloff, similar to where we find ourselves in late July kept pace with the S&P the entire time.

Energy vs S&P500 Performance

October 2008 - April 2010

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

With supply shortages in 2022 now worse than in 2008, we now believe it’s possible an energy portfolio will exhibit less downside than owning the general market and will rebound faster when the economy recovers as the supply deficit returns. Therefore, we have largely stayed the course, owning specific energy stocks that will help the world meet emissions targets and transition away from fossil fuels over the next decade.

Days Remaining Infl. Adj. Crude OECD Inventory
+ U.S. SPR/Global Consumption

Definitions

S&P 500 Index: S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Fwd P/S: Forward Price to Sales Ratio is the current stock price over the predicted sales per share.

Fwd P/E: The forward P/E ratio is a current stock’s price over its “predicted” earnings per share.

CPI: The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

ESG: Environmental, social, and governance (ESG) criteria are a set of standards for a company’s behavior used by socially conscious investors to screen potential investments.

A Word About Risk

Investors should consider the investment objectives, risks, charges, and expenses carefully before investing. For a prospectus or summary prospectus with this and other information about the Fund, please call 416-721-8257 or visit our website at www.etf.grizzle.com. Read the prospectus or summary prospectus carefully before investing.

An investment in the Grizzle Growth ETF (the “Fund”) is subject to risks and you can lose money on your investment. There can be no assurance that the Fund will achieve its investment objectives. While the fund invests across multiple sectors it is considered a “non-diversified fund” because the Fund may invest a greater percentage of its assets in a particular issuer and hold a smaller number of securities than a diversified fund. The Fund may be more volatile than broad market averages and it is recently organized investment company with no operating history.

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors; automobile, cannabis, communications services, energy, financial services, food, gambling/gaming, healthcare, industrial, information technology, materials, media/entertainment, and psychedelics. In addition to sector risks there are the following risks, among other that may adversely affect the Fund; equity securities, foreign securities, emerging markets, foreign currency,

Grizzle Growth ETF

Management’s Discussion of Fund Performance

July 31, 2022 (Unaudited) (Continued)

depositary receipts, small- and medium-capitalization companies, markets, operations, trading, management, derivatives, growth investing, liquidity of fund shares, non-diversified, and concentration risks. Foreign investments are subject to risks, which include changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, and changes in currency exchange rates which may negatively impact the Fund’s returns. Small- and medium-capitalization companies and sectors such as cannabis, gamboling and psychedelics may be subject to elevated risks. These and other risks are described in the prospectus.

Shares of the Grizzle Growth ETF may be bought or sold throughout the day at their market price on the exchange on which they are listed. The market price of the Grizzle Growth ETF shares may be at, above or below the fund’s net asset value (“NAV”) and will fluctuate with changes in the NAV as well as supply and demand in the market for the shares. The market price of the fund’s shares may differ significantly from their NAV during periods of market volatility. Shares of the Fund may only be redeemed directly with the Fund at NAV by Authorized Participants, in very large creation units. There can be no guarantee that an active trading market for the Funds’s shares will develop or be maintained, or that their listing will continue or remain unchanged. Buying or selling Fund shares on an exchange may require the payment of brokerage commissions and frequent trading may incur brokerage costs that detract significantly from investment returns. Not FDIC Insured - No Bank Guarantee - May Lose Value

Grizzle Investment Management LLC is the investment adviser to the Grizzle Growth ETF. Foreside Fund Services, LLC, is the distributor to Grizzle Growth ETF.

*

Neither The Grizzle Growth ETF or Grizzle Investment Management LLC are affiliated with these financial services firms. Their listing should not be viewed as a recommendation or endorsement. Live Draw Sydney Live Draw HK Live Draw Taiwan Live Draw SGP Live HK Live Draw Cambodia Live Draw Toto Macau Live Draw Macau Live Result Cambodia Result Cambodia Live Cambodia Live Draw SDY Wla Live Draw SGP Wla

Grizzle Growth ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (February 1, 2022 to July 31, 2022).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Ending Account Value 7/31/22	Annualized Expense Ratios	Expenses Paid During the Period(1)
Grizzle Growth ETF
Actual	$ 1,000.00	$ 1,011.90	0.75%	$ 3.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.08	0.75%	$ 3.76

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

Grizzle Growth ETF

Performance Overview

July 31, 2022 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 07/31/2022)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED JULY 31, 2022
Total Returns	Since Commencement[1]
Grizzle Growth ETF—NAV	-4.47%
Grizzle Growth ETF—Market	-4.43%
S&P 500 Index	-10.71%

[1]	The Fund commenced operations on December 16, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (NAV), and are individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Grizzle Growth ETF

Schedule of Investments

July 31, 2022

	Shares	Value
COMMON STOCKS — 98.5%
Basic Materials — 11.8%
Albemarle Corp.	77	$18,812
Century Aluminum Co. (a)	1,017	8,024
Danimer Scientific, Inc. (a)	500	2,310
Hudbay Minerals, Inc. (b)	1,159	4,462
Largo, Inc. (a)(b)	907	6,893
Lyondell Basell Industries NV - Class A (b)	267	23,795
Rio Tinto PLC - ADR (b)	108	6,591
Sierra Metals, Inc. (b)	5,618	3,335
Sociedad Quimica y Minera de Chile SA - ADR (b)	1,474	144,997
		219,219
Communications — 21.4%
Airbnb, Inc. - Class A (a)	425	47,167
Alphabet, Inc. - Class A (a)	1,120	130,278
Amazon.com, Inc. (a)	638	86,098
Etsy, Inc. (a)	116	12,032
Meta Platforms, Inc. - Class A (a)	639	101,665
Roku, Inc. (a)	98	6,421
Twitter, Inc. (a)	368	15,312
		398,973
Consumer, Cyclical — 2.1%
Dutch Bros, Inc. - Class A (a)	64	2,399
Ford Motor Co.	956	14,044
Peloton Interactive, Inc. - Class A (a)	432	4,100
Penn National Gaming, Inc. (a)	443	15,306
Tesla, Inc. (a)	4	3,566
		39,415
Consumer, Non-Cyclical — 5.3%
ATAI Life Sciences NV (a)(b)	1,104	$4,261
Beyond Meat, Inc. (a)	209	6,686
Compass Pathways PLC - ADR (a)(b)	561	8,746
CVS Health Group	819	78,362
		98,055
Energy — 26.3% (c)
Chevron Corp.	544	89,096
Comstock Resources, Inc. (a)	4,575	72,880
EQT Corp.	1,987	87,488
Patterson - UTI Energy, Inc.	1,121	18,552
Range Resources Corp. (a)	1,994	65,942
Schlumberger NV (b)	362	13,405
Shell PLC - ADR (b)	1,128	60,213
SilverBow Resources, Inc. (a)	507	22,911
Southwestern Energy Co. (a)	8,130	57,398
Woodside Energy Group Ltd. - ADR (b)	75	1,703
		489,588
Financial — 7.8%
Mastercard, Inc. - Class A	199	70,404
Visa, Inc. - Class A	354	75,087
		145,491
Technology — 14.7%
Activision Blizzard, Inc.	435	34,778
Adobe, Inc. (a)	163	66,850
Apple, Inc.	361	58,666
eGain Corp. (a)	1,425	12,626
Microsoft Corp.	264	74,115
Verint Systems, Inc. (a)	275	12,559
WM Technology, Inc. (a)	2,496	8,486
Wolfspeed, Inc. (a)	26	2,166
Zoom Video Communications, Inc. - Class A (a)	42	4,362
		274,608
Utilities — 9.1%
NextEra Energy, Inc.	2,016	170,332

TOTAL COMMON STOCKS (Cost $1,716,535)		1,835,681

The accompanying notes are an integral part of the financial statements.

Grizzle Growth ETF

Schedule of Investments

July 31, 2022 (Continued)

	Shares	Value
MONEY MARKET FUNDS — 1.5%
First American Government Obligations Fund - Class X, 2.04% (d)	14,422	$14,422
First American Treasury Obligations Fund - Class X, 1.87% (d)	14,422	14,422
TOTAL MONEY MARKET FUNDS (Cost $28,844)		28,844

Total Investments (Cost $1,745,379) — 100.0%		1,864,525
Other assets and liabilities, net — (0.0)% (e)		(514)
TOTAL NET ASSETS — 100.0%		$1,864,011

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)

To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

(d)	The rate shown is the yield at period end.

(e)	Less than 0.05% of net assets.

The accompanying notes are an integral part of the financial statements.

Grizzle Growth ETF

Statement of Assets and Liabilities

July 31, 2022

Assets
Investments, at value (cost $1,745,379)	$1,864,525
Dividends and interest receivable	584
Total assets	1,865,109

Liabilities
Payable to Adviser	1,098
Total liabilities	1,098
Net Assets	$1,864,011

Net Assets Consists of:
Paid-in capital	$1,850,524
Total distributable earnings	13,487
Net Assets	$1,864,011

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	80,000
Net Asset Value, redemption price and offering price per share	$23.30

The accompanying notes are an integral part of the financial statements.

Grizzle Growth ETF

Statement of Operations

For the Period Ended July 31, 2022(1)

Investment Income
Dividend income (net foreign withholding taxes and issuance fees of $516)	$13,965
Interest income	70
Total investment income	14,035

Expenses
Investment advisory fees	4,975
Total expenses	4,975
Net investment income	9,060

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(114,799)
Foreign currency transactions	80
Net realized loss on investments and foreign currency transactions	(114,719)
Net change in unrealized appreciation/depreciation on investments	119,146
Net realized and unrealized gain on investments	4,427

Net increase in net assets from operations	$13,487

(1)	The Fund commenced operations on December 16, 2021.

The accompanying notes are an integral part of the financial statements.

Grizzle Growth ETF

Statement of Changes in Net Assets

Period Ended July 31, 2022(1)
From Operations
Net investment income	$9,060
Net realized loss on investments and foreign currency transactions	(114,719)
Net change in unrealized appreciation/depreciation on investments	119,146
Net increase in net assets resulting from operations	13,487

From Capital Share Transactions
Proceeds from shares sold	1,850,524
Net increase in net assets resulting from capital share transactions	1,850,524

Total Increase in Net Assets	1,864,011

Net Assets
Beginning of period	—
End of period	$1,864,011

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	80,000
Shares redeemed	—
Shares outstanding, end of period	80,000

(1)	The Fund commenced operations on December 16, 2021.

The accompanying notes are an integral part of the financial statements.

Grizzle Growth ETF

Financial Highlights

For a Share Outstanding Throughout the Period

	Period Ended July 31, 2022(1)
Net Asset Value, Beginning of Period	$24.39

Income (Loss) from investment operations:
Net investment income(2)	0.20
Net realized and unrealized gain (loss)	(1.29	)(7)
Total from investment operations	(1.09)

Net Asset Value, End of Period	$23.30

Total return, at NAV(3)(4)	-4.47%
Total return, at Market(3)(4)	-4.43%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,864

Ratio of expenses to average net assets(5)	0.75%
Ratio of net investment income to average net assets(5)	1.37%
Portfolio turnover rate(4)(6)	102%

(1)	The Fund commenced operations on December 16, 2021.

(2)	Per share net investment income was caclulated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations of the Fund.

(7)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.

The accompanying notes are an integral part of the financial statements.

Grizzle Growth ETF

Notes to Financial Statements

July 31, 2022

1.	ORGANIZATION

Grizzle Growth ETF (the “Fund”) is a non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks capital appreciation by investing primarily in equity securities of companies with a focus on growth, innovation and disruption.

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Grizzle Investment Management, LLC (the “Adviser”), the Fund’s Investment Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

Grizzle Growth ETF

Notes to Financial Statements

July 31, 2022 (Continued)

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at July 31, 2022, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$1,835,681	$—	$—	$1,835,681
Money Market Funds	28,844	—	—	28,844
Total Investments - Assets	$1,864,525	$—	$—	$1,864,525

*	See the Schedule of Investments for industry classifications.

Grizzle Growth ETF

Notes to Financial Statements

July 31, 2022 (Continued)

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, at least annually, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of July 31, 2022, the Fund’s fiscal period end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of July 31, 2022, the Fund’s fiscal period end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Grizzle Growth ETF

Notes to Financial Statements

July 31, 2022 (Continued)

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2022 fiscal period. At July 31, 2022, the Fund’s fiscal period end, the tax periods since commencement of operations remained open to examination in the Fund’s major tax jurisdiction.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed to pay all expenses of the Fund except the fee paid to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Exchange Traded Concepts, LLC (the “Sub-Adviser”), an Oklahoma limited liability company serves as the sub-adviser to the Fund. The Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.05% based on the average daily net assets.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Grizzle Growth ETF

Notes to Financial Statements

July 31, 2022 (Continued)

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. Effective May 2, 2022, the Creation Unit Transaction Fee charged by the Fund for each creation order is $300. Prior to this date, the Creation Unit Transaction Fee was $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all-cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statement of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

Grizzle Growth ETF

Notes to Financial Statements

July 31, 2022 (Continued)

5.	FEDERAL INCOME TAX

At July 31, 2022, the Fund’s fiscal period end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Federal Tax Cost of Investments	$1,789,400
Gross Tax Unrealized Appreciation	$218,888
Gross Tax Unrealized Depreciation	(143,763)
Net Tax Unrealized Appreciation (Depreciation)	75,125
Undistributed Ordinary Income	9,479
Other Accumulated Gain (Loss)	(71,117)
Distributable Earnings (Accumulated Losses)	$13,487

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. The Fund did not defer any late year losses for the fiscal period ended July 31, 2022. At July 31, 2022, the Fund’s fiscal period end, the Fund had short-term capital losses of $71,117 remaining which will be carried forward indefinitely to offset future realized capital gains.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the period ended July 31, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Grizzle Growth ETF	$1,207,772	$1,196,887	$1,820,335	$—

During the period ended July 31, 2022, there were no realized gains and losses from in-kind redemptions.

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

Grizzle Growth ETF

Notes to Financial Statements

July 31, 2022 (Continued)

A complete description of principal risks is included in the prospectus under the heading “Principal Investment Risks’’.

8.	SUBSEQUENT EVENTS

Management has evaluated the Fund’s related events and transactions that occurred subsequent to July 31, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Grizzle Growth ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Grizzle Growth ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Grizzle Growth ETF (the “Fund”), a series of Listed Funds Trust, as of July 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from December 16, 2021 (commencement of operations) through July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 29, 2022

Grizzle Growth ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series. At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2021. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Grizzle Growth ETF

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling
1-800-617-0004, or by visiting the Fund’s website at www.etf.grizzle.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.etf.grizzle.com.

Grizzle Growth ETF

Trustees and Officers of the Trust

July 31, 2022 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Fund’s website at https://etf.grizzle.com/.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	52

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019).

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	52	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	52	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios).
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	52	None.

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.

Grizzle Growth ETF

Trustees and Officers of the Trust

July 31, 2022 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018).

Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022).

Grizzle Growth ETF

Privacy Policy

July 31, 2022 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser:

Grizzle Investment Management LLC
573 Coldstream Dr.
Berwyn, PA 19312

Investment Sub-Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 07/31/2022	FYE 07/31/2021
Audit Fees	$14,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 07/31/2022	FYE 07/31/2021
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 07/31/2022	FYE 07/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	10/4/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	10/4/2022

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	10/4/2022

* Print the name and title of each signing officer under his or her signature.